Exhibit 99.2

PCX Equities Logo

Annual CEO Certification
(Rule 5.3(m))

As the Chief Executive of	THE PMI GROUP, INC.	,
(Name of the Company)

and as required by Rule 5.3 (m) of PCX Equities, Inc. (“PCXE”), I hereby certify that as of the date hereof I am not aware of any violation by the Company of PCXE’s Corporate Governance listing standards, other than has been disclosed to PCXE pursuant to Rule 5.3(m) and described on Exhibit C to the Company’s Rule 5.3(k)(5)(D) Annual Written Affirmation.

By:	/s/ W. Roger Haughton

Print Name:	W. Roger Haughton

Title:	Chairman and Chief Executive Officer

Date:	April 8, 2005